UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2001

Sears Credit Account Master Trust II (Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices)		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events
Pursuant to Section 2.08 of the Pooling and Servicing Agreement dated July 31, 1994, as amended, (the "Pooling and Servicing Agreement") establishing the Sears Credit Account Master Trust II (the "Trust"), SRFG, Inc. (the "Seller" under the Pooling and Servicing Agreement) designated, as of January 31, 2001, additional credit accounts ("Additional Accounts") to be included in the Trust as Accounts.

The aggregate amount of Receivables billed to the Additional Accounts as of January 31, 2001 was $1,983,830,616.97. After giving effect to the inclusion of the Additional Accounts, the aggregate amount of Receivables in the Trust as of January 31, 2001 was $12,758,564,304.69.

On February 15, 2001, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(p)
Item 7. Financial Statements and Exhibits
20(a).	Series 1995-2 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(b).	Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(c).	Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(d).	Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(e).	Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(f).	Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(g).	Series 1997-1 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(h).	Series 1998-1 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(i).	Series 1998-2 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(j).	Series 1999-1 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(k).	Series 1999-2 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(l).	Series 1999-3 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(m).	Series 2000-1 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(n).	Series 2000-2 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(o).	Series 2000-3 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.
20(p).	Series 2000-4 Monthly Investor Certificateholders' Statement related to the distribution of February 15, 2001 and reflecting the performance of the Trust during the Due Period ended in January 2001, which will accompany the distribution on February 15, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Sears Credit Account Master Trust II (Registrant)

	By:	SRFG, Inc. (Originator of the Trust)

	By:	/s/ Donald J. Woytek
Donald J. Woytek Vice President, Administration
Date: February 15, 2001

EXHIBIT INDEX

Exhibit No.
20(a).	Series 1995-2 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(b).	Series 1995-3 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(c).	Series 1995-5 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(d).	Series 1996-1 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(e).	Series 1996-3 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(f).	Series 1996-4 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(g).	Series 1997-1 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(h).	Series 1998-1 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(i).	Series 1998-2 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(j).	Series 1999-1 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(k).	Series 1999-2 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(l).	Series 1999-3 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(m).	Series 2000-1 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(n).	Series 2000-2 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(o).	Series 2000-3 Monthly Investor Certificateholders' Statement (February 15, 2001)
20(p).	Series 2000-4 Monthly Investor Certificateholders' Statement (February 15, 2001)